UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

 (Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

 (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 - April 30, 2013

Item 1: Shareholder Report

Global Premier Properties Fund

April 30,

2013

Semi-Annual Report

Alpine Global Premier Properties Fund (“the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a level distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s level distribution policy. The Board may amend or terminate the level distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

Alpine View
April 30, 2013 (Unaudited)

Dear Shareholders:

Over the past six months, capital markets have been induced by cheap money into following the “hope” trade. The ‘hope’ is that global central bank stimuli will continue to drive demand for stocks, bonds and alternative investments, allowing for continued balance sheet recapitalization and debt cost reduction until the onset of meaningful job and income growth kicks in. Nevertheless, if the markets are broadly heeding the call of ‘don’t fight the Fed (Federal Reserve)’, an increasing number of market participants are focusing on the potential impact of an eventual unwinding of this global pump priming with considerable trepidation. For example, if the Fed ‘tapers’ the amount of its asset buying program known as quantitative easing (QE), will this be akin to setting a raft adrift in mid-ocean, or will they only do so when land is visible, when employment and economic growth have been sustained? We just learned that the Fed will keep some assets bought under QE ($3.5 trillion to date) on its balance sheet until the bonds mature. While speculating on when, how quickly, and on what scale, the Fed divests fills considerable time on CNBC, it is really just another set of data points in setting investment policy.

These as yet uncertain outcomes are already being partly discounted by the market, potentially years in advance. Perhaps such concerns will continue to create a waltz-like pattern of returns, advancing two steps forward for each move sideways or back, a pattern some call “climbing a wall of worry.” This typically occurs when the market has yet to embrace a trend, despite overall positive sentiment. While at times the ensuing volatility is unsettling, this trend limits excess exuberance.

Alpine believes that all of the world’s major central banks will gradually join the fight against potential deflation, brought on by debt repayment and deleveraging at a time of slow growth which is characterized by moderating consumer demand. However, without the conventional push of fiscal stimulus working in tandem with monetary easing, the recovery from the Great Recession has been anemic. This has been reflected in the velocity of global monetary growth, which already slow, has been declining over the past year. Instead, global growth has moderated while we hope for a job creating economic recovery fueled by pent up consumer demand and expansionary corporate capex. Over time, such a rise in activity would hopefully launch a self-sustaining surge in corporate profits and equity market expansion which would offset the negative impact of rising bond yields. If this occurs, it is more likely that other factors or even global events, financial or otherwise, would temper such an optimistic scenario. Nonetheless, we should be able to bank on the Fed’s own statement “...that a highly accommodative stance ... will remain appropriate for a considerable time after the asset purchase program ends and the economic recovery strengthens.” The Fed has stated that the Fed-Funds rate is not projected to rise until 2015, leading us to project limited increases in long rates for the next few years with 10-year U.S. Treasury yields fluctuating around the average of the past five years centered at 2.78%. Some fear that this could prove inflationary over time, and we believe this is precisely what the Fed is in fact targeting.

Historical Precedents for Stimulus

Historically, government intervention via monetary and fiscal policy tools has induced both economic slowdowns and surges. Former Fed Governor Paul Volker squeezed inflationary expectations and pressures out of the U.S. financial system, inducing the recession of 1981-82 through a highly restrictive monetary policy. The subsequent “Reagan recovery” used massive tax and fiscal stimulus to drive the economy forward. However, lax regulation and continued monetary stimulus following 1987’s “Black Monday” stock market crash led to the excesses and bust of the Savings & Loan industry in 1989-90.

After the S&L crisis of 1990, our economy was rebooted and rallied in the aftermath of the “Desert Storm” campaign to contain Iraq. By mid-decade, we enjoyed a great surge in growth, job expansion and family wealth creation throughout the U.S., pulling along much of the world over a prolonged recovery. Innovation and internet expansion were further fueled by easy money (leading up to Y2K), which ended with the collapse of the internet bubble in 2000. After the tragedy of “9/11”, this millennium’s first decade endured a bad experience of “guns and butter” stimulus through draining wars, tax cuts and uncontrolled financial excesses. This set up a roller coaster ride, first down and then way up, without functional brakes, before crashing in 2008.

Alas, this near systemic meltdown has required an extended period of adjustment, absorption, and/or rationalization of excesses, in the form of jobs, businesses, corporate spending, and inevitably, government tax receipts and spending. In essence, the credit based capital delivery system was broken, perhaps beyond repair, but the collective response has not been to redesign and build anew. Instead, we cut back the weak branches but have not fed or fertilized the plant, providing only a steady drip for life support. This period of downsizing has been supported by central bankers around the world who have pumped capital into the global financial system in order to stabilize markets, support weak bank balance sheets until they can become healthy, and moderate the impact of slow economic growth on unemployment.

Must There be An Era of Austerity?

The product of monetary stimulus over the past four and one-half years is a modest recovery in the U.S., new hope for recovery in Japan, a stable if somewhat slower China, and a still weak, if not further receding European economy. Notably, all of the major global economies withdrew or significantly reduced their fiscal stimulus following the initial stabilization efforts after the desperate days of 2008 and 2009. This is in contrast with the historic patterns of prior recessionary periods in the U.S., such as 1981-1982, or 1990-1991, when there were rising levels of aggregate fiscal stimulus for extended periods of two to three years. That is, historically our Government either extended tax relief, program support and/or made direct investments to foster economic activity over a sustained period of time. This time, substantial monetary and fiscal stimulus during 2009 was not extended amidst fears that higher Government debt would further strain weak GDP levels in an economy already

Semi-Annual Report (Unaudited) | April 30, 2013	1

Alpine View
April 30, 2013 (Unaudited)

straining against an aging demographic profile with higher future costs. The prospect of higher debt burdens just as many faced retirement was not politically palatable. However, unlike past recoveries which typically took hold a few years after recession ended, the significant short term erosion of tax receipts due to lower taxable sales and earnings, had made annual fiscal deficits appear much higher than the long term trend.

Now, it appears that prospective deficits are smaller than some feared, just as fiscal policy paralysis set in, compounded by election cycles around the world. In fact, the confluence of strong current positions of politically and fiscally conservative parties in power across many key countries led to the imposition of virtual, if not outright, austerity beginning in 2010 and extending throughout Europe and North America. Many believe that the impact of sequestration in the U.S. will slow our economy, notably in the second quarter, limiting the prior period’s buildup. However, we now see an alternative emerging, perhaps out of desperation. A very bold, and potentially very powerful economic experiment is underway in Japan. If Japan’s experiment fails, it will become yet another drag to economic growth (albeit at 7% of global GDP, no longer large enough to be catastrophic). If it succeeds in fostering a dynamic level of economic activity, however, the rest of the world may follow suit.

Japan can be viewed as the progenitor of the recent decade’s debt fueled bubble economics and, perhaps, is an example of how bad things can get if they are not handled correctly. Japan has muddled through a period of extended wealth depreciation, asset deflation and debt expansion since its stock market peaked in 1990. This predicament has evolved by alternating between ineffectual austerity programs and inadequate stimulus packages. The recently elected President, Shinzaro Abe, has reshuffled the Bank of Japan and the Finance Ministry to push quantitative easing on a relative scale of three-fold what our Fed has done. Of perhaps greater impact, Abe will seek a parliamentary victory this summer as a mandate for creating fiscal and structural economic reforms. If indeed there are material reforms, there is a possibility that Japan can restart a new period of economic growth with a more dynamic economy. This could happen despite demographic constraints, the world’s highest government debt to GDP ratio (in excess of 200% or over 400% when corporate and household debt are included) and a history of negative consumer and investor sentiment.

Our View: Fiscal Stimulus Has Already Had Success Here

In October 2008, President Bush signed the legislation creating the $700 billion Troubled Asset Relief Program (TARP), which was used initially to help keep AIG, Citigroup and Bank of America afloat, and later provided much needed assistance (which President Obama augmented) to Chrysler and General Motors (GM). On June 6, both GM and AIG rejoined the S&P 500, a triumphant (if symbolic) victory since their near collapse some five years ago. And as unthinkable as it was five years ago, the taxpayers have turned a profit on the AIG deal. Later, the Obama administration provided stimulus via loans through the Department of Energy to green tech entrepreneurs like Solyndra and Tesla Motors. And while the Solyndra bankruptcy was a politically embarrassing poor investment, it turns out that Tesla was a pretty good one, having recently raised capital to pay the government back – nine years ahead of schedule. It’s worth noting that cars being made in the U.S., relative to foreign competitors, are now widely judged as comparable in terms of quality and value for the first time in a generation. Also, it is significant that Consumer Reports gave the Tesla ’S’ its highest score of any car since a top of the line Lexus in 2008. Pretty impressive for a new company!

Obama’s 2009 stimulus package also offered investments beyond “shovel-ready” projects, such as advanced manufacturing tax credits for clean energy that went to approximately 200 U.S. factories, with significant results. To provide one example, in 2008, approximately 80% of the average U.S. wind turbine was made of imported parts. But after the stimulus created these factories that make one or several of the 8,000 parts that go into a turbine, the percentage of imported parts has dropped to 40%. In some ways, this is not very different than when the government subsidizes oil well drilling, or private equity investments by allowing deferred payback of gains or carrying losses on poor investments to offset future gains from productive ones. All of this suggests that stimulus investing could be beneficial in retaining jobs for the short run and aiding the growth of new businesses in the medium to long run.

What Should We Do Next?

In the U.S., we can take pride not only in the quality of our new cars but also in the fact that we still have the most significant economy in the world. Over time, our banks’ balance sheets and business models have become more stable, while economic output and household and corporate balance sheets are stronger than they were before the bust. As a result, the U.S. consumer is recovering confidence and household net worth is again growing now that housing prices are returning to long term trend levels. It does not hurt that the potential realization of huge oil and gas reserves through improved extraction technology promises energy cost advantages for the U.S. over the next generation, although its initial benefits have yet been barely realized. Indeed, in 2008 “drill baby drill” became a rallying cry that ultimately was more political inspiration than economic necessity. Perhaps today a more beneficial and promising slogan should be “build baby build”. To realize this energy wealth, we believe we need to build pipelines and transportation systems that are secure from storms, hackers or other forms of attack. We also believe that we need refineries, fertilizer plants, and environmental control procedures that are state of the art. Pressure is intensifying to rebuild those under-maintained bridges and roads upon which our interstate commerce is dependent and rebuild or expand regional rail networks for commuters. It is our opinion that we need to enhance our water treatment and distribution plants, and to take our above-ground electric and telephone utility wires underground before too many hurricanes, tornados or mudslides force us to continually rebuild them. Major ports of entry into the country, be they by air or sea, for people or freight, should be upgraded to a level commensurate with the stature of our economy. We feel these efforts would not only create much needed engineering and construction jobs now, but would be

2

Alpine View
April 30, 2013 (Unaudited)

investments that could have meaningful returns over many years. That is just what we did with the interstate highway system and the GPS navigation system, both of which were created by government, and have dramatically aided industry, consumption, and individual use. The myriad of benefits over the years, including job creation and a generation of strong returns, probably sounds like a good investment to most people.

It is often said that the 1944 GI bill, with its low cost mortgages, business loans and tuition assistance, created the middle class. Well, another level of investment that should be made is for our soldiers returning from active deployment and desirous of further service, training or perhaps advanced education, but who are unable to access these for various reasons. The payback as illustrated by the unemployment data is quite stark in the disparity between those with a college degree (-3.9%) versus those without a secondary degree (-11.65%). So beyond further assistance, perhaps we should strengthen an independent Coast Guard, rebuild the Park Service, expand the Job Corps, and institutionalize technical training more broadly. Here the payback will not be as quick and the monetary returns will be partially indirect, but it is a worthy undertaking if we can lower prison populations, reduce alcoholism or drug dependency, and host fewer homeless people in emergency rooms.

What Could This Mean for Markets?

So what does this mean for stock investing? Money is still flowing into the U.S. to invest, which should strengthen the dollar over time and keep inflation in this country low while also supporting our bond and equity markets. The U.S., U.K. and Japan have all adopted quantitative easing strategies and it is likely that the Europeans will probably do so within the next three to six months, depending upon unemployment rates and contested German elections in September. In recent months, European equities and bonds have traded well in response to stabilization efforts, and in anticipation of funds flowing out of Japanese debt markets in a global search of higher yields. While Italian and Spanish 10-year debt trades at yields of 3.88% and 4.11% respectively, this is a big spread over Japanese bonds at 0.88%, or even U.S. bonds at 1.64% (Bloomberg, May 1st). If the European Central Bank (ECB) also undertakes quantitative easing before year end, we believe that the global equity rally may continue and sustain current trends well into 2014.

The big test will be whether the global economy shows increased prospects for gradual expansion into 2015. We believe a major wild card will be whether Japan undertakes meaningful fiscal and structural reforms as well as direct stimulus of the economy to help boost business and consumer demand. This means no more bridges to nowhere, but practical and impactful investments which create jobs and provide a return on invested capital that appeals to global investors. It will require streamlining regulations and revamping or redefining bureaucracies. It is possible that Japan could become a model for other countries to follow. Such a scenario suggests a meaningful and robust economic climate could unfold for an extended period of time. While prudence suggests that one should rarely bet on the most optimistic scenario, it has often been the case that great challenges set the stage for positive change and new opportunity.

Alpine believes that the forces for change are stronger than those of complacency and the status quo. High unemployment led to the street riots in Tunisia, which set off the Jasmine Revolution in the Middle East two years ago, and today we find youth unemployment in Spain and Greece is over 55%, over 30% in Ireland, 33% in Italy, 26% in France, and even 20% in the U.K. Historically, civilizations either adapt and survive when one crisis begets another, or they perish.

The globalization of labor, ideas and capital has dramatically shifted the landscape over the past 50 years, yet the organization and operational structure of many of our institutions often dates back 50 years. In that time, demographic profiles have changed dramatically within countries and between regions. In similar fashion, economic powers are shifting as industries expand and contract across countries and regions. Now, with the advent of rapid mass mobile communications, more people know what they want and have the means to figure out how to get it. All of this increases the odds that the flashpoint which unleashes change could come from unlikely places.

Could the last ‘Bubble Economy’ of the Twentieth Century be the first economy to shift from deflation to inflation and show the rest of us how to reignite growth? We are hopeful that if Japan sets a successful model for fiscal and structural reform and stimulus, other countries will follow. If not Japan, we firmly believe that another protagonist will emerge.

We thank you for your support and interest.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results.The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letter for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Capex. (or Capitalization Expenditure) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. This type of outlay is made by companies to maintain or increase the scope of their operations.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2013	3

Manager Commentary
April 30, 2013 (Unaudited)

Dear Investor:

We are pleased to present the 2013 semi-annual report for the Alpine Global Premier Properties Fund (AWP). For the six-month period ended April 30, 2013, the net asset value per share increased from $7.75 to $8.90, which, in combination with total distributions of $0.30 per share, produced a total return of 19.11%. Currently, a portion of the total distribution is estimated to be paid through a return of capital. This compares with the total return for our benchmark indices the FTSE EPRA/NAREIT® Global Index producing 19.38% for the six months under review and the S&P Developed Property Index producing 19.90% for the same period.

During the semi-annual period, the Fund’s shares traded at an average discount to the net asset value (NAV) of 6.32%. Over the fiscal period, the share price increased from $7.32 to $8.63 which, in combination with distributions paid, produced a total market price return of 22.51% for shareholders.

Real Estate Stocks in Review

Real estate stocks outperformed the broader equity markets in twelve of the twenty countries we follow most carefully, and only marginally underperformed in six. Overall, the strongest markets were Japan, Thailand, Indonesia, the Philippines and Dubai. We believe that to a large measure real estate stock outperformance was driven by declining interest rates in most of the world’s markets, although the strongest returns were not in REIT-specific indices, which suggests that real estate is being sought as an alternative growth beneficiary of bond market capital appreciation, but not necessarily as a yield proxy. Indeed, cap rate compression, or lower initial investment yields for income-producing property, has been a dominant feature of real estate markets around the world over the past decade.

We believe the concern over how real estate stocks will perform when the interest rate cycle changes direction will mitigate over time as such a transition draws closer. The initial reaction may well be a knee-jerk reflexive sell-off. However, we believe that the medium to long-term returns will be fundamentally dependent upon the underlying user demand for property that drives the growth outlook for rents and prices. Accordingly, our long-term focus is on markets where rental growth can more than offset prospective cap-rate expansion or higher debt funding costs which might affect long term valuations. Typically, this occurs in economies where real estate supply and demand fundamentals are balanced in favor of the landlord, as well as experiencing greater than average Gross Domestic Product (“GDP”) growth, which drives business expansion and job creation. While real estate equities tend to be more responsive to capital market activity than private real estate investment trends, the stocks’ ultimate valuation and performance reflect those longer-term trends. Thus, we view real estate equities as something of a hybrid between the broader equity markets and the direct real estate investment markets.

Across the globe, real estate equities have evolved to represent many of the largest and highest quality property operators in their respective regions, who have chosen public ownership in order to achieve lower cost of capital, more diverse funding opportunities, greater public profile and liquidity for themselves, their employees and their investors. For these reasons, we see the globalization of real estate equities continuing to expand along with the overall ebb and flow of the capital markets. In addition to breadth and depth of their operations, public companies often utilize less leverage than their private counterparts due to the preferences of public investors.

During the period under review, we believe the most significant change in the universe of real estate equities has been the extraordinary performance of Japanese REITs and, even more notably, Japanese real estate developers, in response to the shift in government and central bank policy aimed at reflating the domestic economy. While we believe this strategy holds great risk, it also holds unusual promise. Over the short-term, the markets have responded to that potential for improvement, driving shares to valuations which will only be justified under optimistic circumstances. That said, we believe a pull-back in share prices could provide attractive entry or re-entry points which may still provide meaningful prospective returns. Unlike prior periods when U.S. quantitative easing (“QE”) led to expansion of capital flowing into emerging markets, this later surge in liquidity coming from Japan after the introduction of QE has been directed towards developed economies. Thus, in the global context, broad European equity and bond indices performed rather well during this fiscal period despite the meager prospects with most of the region largely in recession. Notably, most European real estate sub-indices still underperformed the broader market indices, perhaps reflecting the prospect of declining demand impacting prospective rents for many properties.

Contributors to Portfolio Performance

The Fund’s top ten holdings at the end of fiscal semi-annual period made up 27.9% of the portfolio. Two new names entered the top ten list with Mitsubishi Estate from Japan entering at number eight and SM Prime Corp. of the Philippines entering in the tenth spot. These replaced Global Logistics Properties Ltd. and Iguatemi, the high-end shopping center developer/owner in Brazil, which declined due to a combination of share price underperformance and reduction in shares held. ARA Asset Management, the Singapore manager of public and private real estate funds, remained the top holding growing solidly to 4.63% of the portfolio, while Simon Property Group, the U.S. mall giant, remained the second largest holding at 3.4%. Colony Financial, a commercial mortgage REIT in the U.S. which has undertaken a significant investment in single-family rented homes, grew to the number three spot with a 2.8% weighting in the Fund. Regus PLC, the global leader in flexible, temporary office space, rose from ninth position to the fourth largest holding on the back of very strong performance during the period under review. American Capital Agency Corp., a large residential mortgage REIT focused on Fannie Mae/Freddie Mac mortgages, declined from fourth position to fifth due to somewhat anemic performance, while Multiplan, the Brazilian shopping center company had modestly negative performance which combined with AWP’s reduced position to the group, declined from third at 3.2% to sixth with 2.6% of the portfolio. In the seventh slot, Invesco Mortgage Capital, Inc., a hybrid

4

Manager Commentary
April 30, 2013 (Unaudited)

residential mortgage REIT investing in non-conforming as well as Fannie/Freddie agency securities, declined one position despite solid performance during the period under review. In eighth position, Mitsubishi Estate, the largest prime office developer in Japan, was followed by MFA Financial Corp., another hybrid mortgage REIT, while SM Prime Holdings, the largest shopping mall developer in the Philippines, rounded out the top ten.

Country weightings changed somewhat with United States issues declining to 30.2% of the Fund, while Brazil notably was reduced from 18.0% to 13.3%. Japan, on the other hand, was also notable as AWP’s position grew from 8.5% to a 12.6% position as of April 30th. We have hedged a portion of our Japanese Yen exposure due to the Bank of Japan’s aggressive stimulus policy, which is designed to put significant downward pressure on the Japanese Yen.

We believe it is important to elaborate on the major changes in the Fund that were just described. First, roughly half of the U.S. holdings are mortgage REITs. While this is not a new development, it is notable that only 3% of AWP’s 16% position in mortgage REITs is focused on conforming agency mortgage securities which have been significant beneficiaries of the Fed’s purchase program known as “quantitative easing” (“QE”). Half of the mortgage REITs are either specialists in non-conforming, jumbo mortgages or hybrids in that they invest across the spectrum including conventional, conforming mortgages. Broadly speaking, these portfolios can have differing performance characteristics so we have tried to selectively blend our risk/return exposure. Finally, 5% of the portfolio is concentrated in commercial mortgage REITs, which we believe will continue to benefit from the declining exposure of commercial banks in the mortgage markets due to capital adequacy issues and regularly risk weightings. We believe these companies may benefit significantly from a projected wave of refinancing over the next three years.

The other area we wish to highlight is the reduction in exposure to Brazil, from 18.0% to 13.5% weighting, although roughly two-thirds or 9% of the Fund’s investments in Brazil is specifically invested in shopping center focused companies. Brazil’s 5.5% unemployment rate suggests that the consumption patterns of the last decade may continue to benefit these companies in particular. GDP growth and higher interest rates may slow the historic double-digit sales growth. Some overbuilding may also impact the market, although many new centers are in small towns or not in prime locations, so they have typically been unable to fill the properties with strong tenant rosters. Thus, public builders with multiple locations should remain in good shape.

To better understand our keen focus on Brazilian shopping malls, it might be instructive to compare two mall companies which arguably represent the best in class from the U.S. and Brazil; both Simon Properties Group (SPG) and Multiplan (MULT3) are holdings of AWP. Analyzing year-over-year data as of the end of the first calendar quarter of the year, we start with the basics, examining retail productivity metrics. Retail sales per square foot across Simon’s portfolio were $575 while Multiplan’s properties produced $723. Looking at tenant sales growth, Simon exceeded national averages as mall sales grew an impressive 5.3%, while Multiplan also grew faster than industry comparables, up 11.4%. Since sales performance can influence a store’s profitability and, hence, ability to pay rent, we compare annual base rents for Simon Properties which grew by 3.6%, while same store rents at Multiplan grew by 11.4%. Portfolio expansion through acquisition and development can influence corporate top line gross rental income which grew by 9.9% at Simon and 28% at Multiplan. This in turn influenced net operating income, which grew by 10.4% for Simon and 29.1% for Multiplan. Finally, Simon’s funds from operations (“FFO”) per share as a beneficiary of very strong financial management increased by 12.6%, while Multiplan temporarily took on expensive debt to fund new developments, growing FFO by 15.8%.

When valuing real estate stocks, investors look beyond growth in determining underlying asset value. While both companies have a strong balance sheet and cash flow coverage, it is relevant that Simon was leveraged 76% debt-to-market capitalization in contrast with 24% for Multiplan. Net debt relative to EBITDA is a solid 5.9 times for Simon, while Multiplan is a very conservative 1.8 times. The enterprise value (net debt + market cap) divided by EBITDA for Simon is a multiple of over 21 times compared with Multiplan at 16.8 times. This multiple, when inverted is similar to the implicit cap rate of Simon at 4.8% and for Multiplan at 6.7%. Note that both relate to their respective market valuations for real estate, with Simon at a moderate premium and Multiplan at a modest discount.

In many ways, these companies represent the “best in class” and we believe they highlight the different opportunities between the developing Brazil retail sector and what we view as the relatively stable, but more moderate U.S. growth profile. Perhaps the most notable difference is that Multiplan is projected to expand its shopping mall area almost 50% through new developments by 2016, while Simon has limited opportunities due to both its scale and mature markets. This underscores Simon’s continuing emphasis on global expansion over recent years.

Despite all of the aforementioned data points depicting Brazil’s exceptional consumer growth trend, this should be understood in the context that, during the fiscal period under review, rising interest rates in Brazil undermined the performance of stocks while declining interest rates in the U.S. have boosted REIT prices here.

Top Five Individual Contributors

The top performing stocks for this period included Kenedix of Japan (average weight 1.06%), an asset management company, which returned 461.32% and contributed over 2% of the overall portfolio return over the six-month period, followed by ARA Asset Management (average weight 4.47%) which grew by 30.24% but due to its large weighting produced a little over 1% of the returns. Regus PLC (average weight 2.35%) gained 57.76%, adding over 1%, as did Mitsubishi Estate (average weight 1.74%) which returned 63.70% during the period. Finally, SM Prime Holdings (average weight 1.97%) was the number five contributor adding roughly 0.7% to the portfolio return based on a 38.28% total return. The top five negative contributors were all Brazilian companies. The biggest negative contribution came from BR Properties (average weight 1.72%), a high-quality office landlord, which saw its shares decline by roughly 14.97%. PDG Realty (average weight 0.89%)

Semi-Annual Report (Unaudited) | April 30, 2013	5

Manager Commentary
April 30, 2013 (Unaudited)

of Brazil declined by 32.64%, BR Malls (average weight 1.73%) declined by 9.35%, MRV Engenharia Participcoes (average weight 1.38%) fell 15.29% and JHSF Participcoes (average weight 0.90%), a mixed-use developer, fell 15.27%.

In summary, the top five contributors had an average portfolio weighting over the duration of the investment period under review of 11.6% and contributed over 6.3% of the Fund’s 19.11% total return, whereas the bottom five contributors had an average weighting of 6.6%, and a negative contribution of -1.06%. It is relevant that all five of those negative contributors were Brazilian, but it worth noting that not all Brazilian companies underperformed and as a result the overall negative contribution of Brazil was -0.9% to the portfolio. This contrasted with Japan which contributed over 6.3% and the U.S. which contributed 5.3% to AWP’s total return. Other notable positive contributions came from Singapore, the U.K. and Thailand, while after Brazil, Finland, Hong Kong, Belgium, and Russia had little or negative impact on overall returns. During the period under review, we added modest leverage as we pursued attractive dividend opportunities.

Prospects and Portfolio Positioning for the Balance of 2013 (and Beyond?)

Real estate equities performed well over the past year, in part because of falling interest rates in response to the anemic economic recovery throughout the world. We would expect them to benefit from any significant cyclical expansion. If the prospects of a more rapid European recovery are present, we believe that almost all global sectors and regions will benefit. The potential for European quantitative easing could become a significant growth driver not just for that region but much of the world, and in particular global real estate companies. A strong Japanese fiscal program, which in combination with their significant monetary easing, could lead to a powerful recovery able to sustain rising real estate rents and prices.

In general, we believe that over time, potential job growth, business formation and ultimately GDP expansion should outweigh the short-term impact of rising interest rates if the global recovery continues to pick up pace. On the other hand, events out of “left field” or so-called “tail risk” could negatively impact prospective returns. The potential for conflict, be it with Iran, North Korea, China and maybe even Russia, remains present. Accordingly, Alpine believes it is important to maintain a diversified portfolio in terms of geography, business type, property type mix and income distribution potential. Our focus will continue to be on seeking to grow net asset value while potentially providing dividend-paying capacity.

We very much appreciate your continued support and interest in the Alpine Global Premier Properties Fund.

Sincerely,

Samuel Lieber
Joel Wells
Bruce Ebnother

Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

A portion of the Fund’s distribution may be comprised of return of capital or short-term or long-term capital gains. To the extent that the distribution is from a source other than net investment income, a 19a-1 notice will be provided and is available on our website.

The Fund may invest in equity-linked securities and various other derivative instruments, which can be illiquid and which may disproportionately increase losses, and have a potentially large impact on Fund performance.

Fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

6

Manager Commentary
April 30, 2013 (Unaudited)

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Average Weight refers to the average weight of the holding in the portfolio during the reporting period.

Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Semi-Annual Report (Unaudited) | April 30, 2013	7

Manager Commentary
April 30, 2013 (Unaudited)

Capitalization Rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively, its current market value.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) is essentially Net Income with Interest, Taxes, Depreciation, and Amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

Enterprise Value is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise value is calculated as market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Real Estate Investment Trust (REIT) is a security that trades like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

S&P Developed Property Index defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries. The companies in the index are engaged in real estate related activities such as property ownership, management, development, rental and investment.

FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

8

Manager Commentary
April 30, 2013 (Unaudited)

PERFORMANCE(1) As of April 30, 2013 (unaudited)

	Ending Value as of 4/30/13	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Global Premier Properties Fund | NAV(4)	$ 8.90	19.29%	31.79%	15.86%	2.90%	-1.56%
Alpine Global Premier Properties Fund | Market Price	$ 8.63	22.47%	44.56%	20.43%	3.30%	-2.85%
FTSE EPRA/NAREIT® Global Index(5)		19.38%	26.78%	15.23%	3.40%	0.49%
S&P Developed Property Index		19.90%	27.47%	15.55%	3.39%	-0.05%
MSCI US REIT Index Gross USD		19.20%	19.21%	17.19%	6.92%	2.97%

(1)	Performance information calculated after consideration of distribution reinvestment including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on April 26, 2007. IPO price of $20 used in calculating performance information for market price.
(4)	Performance at NAV includes fees and expenses.
(5)	Effective February 28, 2012, the Fund changed the benchmark against which it measures its performance from the S&P Developed Property Index to the FTSE EPRA/NAREIT® Global Index. The Adviser believes the FTSE EPRA/NAREIT® Global Index more accurately reflects the investment strategy of the Fund.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

The S&P Developed Property Index defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries. The companies in the index are engaged in real estate related activities such as property ownership, management, development, rental and investment.

MSCI US REIT Index Gross USD is a free float-adjusted market cap-weighted index that is comprised of the most actively traded equity REITs that are of reasonable size in terms of full and free float adjusted market capitalization.

PORTFOLIO DISTRIBUTIONS* (unaudited)

TOP 10 HOLDINGS* (unaudited)

ARA Asset Management, Ltd.	4.6%	Singapore
Simon Property Group, Inc.	3.4%	United States
Colony Financial, Inc.	2.8%	United States
Regus PLC	2.7%	United Kingdom
American Capital Agency Corp.	2.7%	United States
Multiplan Empreendimentos Imobiliarios SA	2.6%	Brazil
Invesco Mortgage Capital, Inc.	2.5%	United States
Mitsubishi Estate Co., Ltd.	2.3%	Japan
MFA Financial, Inc.	2.3%	United States
SM Prime Holdings, Inc.	2.0%	Philippines
Top 10 Holdings	27.9%

TOP 5 COUNTRIES* (unaudited)

United States	34.8%
Brazil	14.5%
Japan	12.4%
Singapore	8.4%
United Kingdom	7.9%

*	The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 04/30/13 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Semi-Annual Report (Unaudited) | April 30, 2013	9

Manager Commentary
April 30, 2013 (Unaudited)

REGIONAL ALLOCATION** As of April 30, 2013 (unaudited)

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2013 (unaudited)

10

Schedule of Portfolio Investments
April 30, 2013 (Unaudited)

Shares	Security Description	Value

COMMON STOCKS-104.4%
Australia-2.9%
6,000,000	Dexus Property Group	$7,184,333
2,000,000	Goodman Group	10,802,416
2,500,000	Mirvac Group	4,587,398
		22,574,147
Belgium-0.6%
38,000	Cofinimmo	4,576,535

Brazil-14.5%
857,789	Aliansce Shopping Centers SA	9,685,095
835,619	BHG SA-Brazil Hospitality Group(a)	7,267,160
760,200	BR Malls Participacoes SA	9,023,991
680,892	BR Properties SA	7,589,100
400,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,634,637
477,310	Cyrela Commercial Properties SA Empreendimentos e Participacoes	5,606,290
1,697,302	Direcional Engenharia SA	13,496,976
800,000	Gafisa SA (a)	1,619,393
1,181,076	Iguatemi Empresa de Shopping Centers SA	14,185,308
1,600,000	JHSF Participacoes SA	5,829,814
1,674,198	MRV Engenharia e Participacoes SA	7,196,353
699,658	Multiplan Empreendimentos Imobiliarios SA(b)	19,932,778
1,200,000	PDG Realty SA Empreendimentos e Participacoes	1,373,485
301,273	Sonae Sierra Brasil SA	4,216,241
		110,656,621
Canada-0.3%
100,000	Brookfield Residential Properties, Inc.(a)	2,389,000
Chile-0.8%
2,378,557	Parque Arauco SA	6,151,066

China-2.4%
5,414,000	CapitaRetail China Trust	7,406,503
17,185,760	Franshion Properties China, Ltd.	5,868,735
1,801,373	SOCAM Development, Ltd.	2,599,870
2,800,000	Sunac China Holdings, Ltd.	2,258,719
		18,133,827
France-3.4%
175,526	Accor SA	5,802,092
127,273	Kaufman & Broad SA	2,857,789
190,496	Mercialys SA	4,251,056
358,719	Nexity SA	12,896,934
		25,807,871

Shares	Security Description	Value

Germany-1.0%
464,626	DIC Asset AG	$5,224,312
4,045	LEG Immobilien AG(a)	222,671
634,845	Prime Office REIT AG	2,667,030
		8,114,013
Hong Kong-1.9%
68,970,051	CSI Properties, Ltd.	3,244,018
800,000	Hongkong Land Holdings, Ltd.	5,808,000
599,000	Mandarin Oriental International, Ltd.	1,027,285
2,500,000	New World Development Co., Ltd.	4,342,700
		14,422,003
India-0.6%
1,999,368	Hirco PLC(a)	916,187
1,695,400	Unitech Corporate Parks PLC(a)	974,413
573,998	Yatra Capital, Ltd.(a)	2,600,389
		4,490,989
Japan-12.4%
122,800	Aeon Mall Co., Ltd.	3,949,100
50,000	Daito Trust Construction Co., Ltd.	4,841,771
600	Daiwa House REIT Investment Corp.	4,492,999
357	Frontier Real Estate Investment Corp.	3,647,453
5,607	GLP J-REIT	5,774,661
900,000	Haseko Corp.(a)	1,310,971
692,309	Hulic Co., Ltd.	7,684,037
600	Japan Prime Realty Investment Corp.	2,203,416
750	Kenedix Realty Investment Corp.	3,519,772
8,000	Kenedix, Inc.(a)	5,785,506
550,000	Mitsubishi Estate Co., Ltd.	17,856,593
320,000	Mitsui Fudosan Co., Ltd.	10,865,261
600	Nippon Building Fund, Inc.	8,629,020
63	Nippon Prologis REIT, Inc.(a)	582,274
160,000	Nomura Real Estate Holdings, Inc.	4,291,942
200,000	Sumitomo Realty & Development Co., Ltd.	9,437,349
		94,872,125
Malaysia-0.5%
3,571,429	SP Setia BHD	4,026,295

Mexico-3.0%
4,326,924	Concentradora Fibra Hotelera Mexicana SA de CV	8,819,694
1,800,000	Corp. Inmobiliaria Vesta SAB de CV	4,149,296
600,000	Fibra Uno Administracion SA de CV	2,305,659
3,125,000	TF Administradora Industrial S de RL de CV(a)	7,450,709
		22,725,358
Philippines-2.4%
3,983,077	Ayala Land, Inc.	3,140,205
31,030,625	SM Prime Holdings, Inc.	15,078,049
		18,218,254

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2013	11

Schedule of Portfolio Investments
April 30, 2013 (Unaudited)

Shares	Security Description	Value

Singapore-8.4%
22,952,904	ARA Asset Management, Ltd.	$35,313,594
4,210,582	Ascott Residence Trust	4,803,010
8,655,400	Banyan Tree Holdings, Ltd.(a)	4,321,727
6,594,924	Global Logistic Properties, Ltd.	14,777,941
2,253,000	Parkway Life REIT	4,883,908
		64,100,180
Sweden-2.6%
499,945	JM AB	11,262,368
70,000	NCC AB-B Shares	1,657,910
400,000	Skanska AB-B Shares	6,801,367
		19,721,645
Thailand-2.9%
4,005,000	Central Pattana PCL	13,645,656
10,148,980	Minor International PCL	8,506,470
		22,152,126
Turkey-1.1%
5,075,152	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	8,690,959

United Kingdom-7.9%
577,664	Crest Nicholson Holdings PLC(a)	2,862,433
1,069,547	Great Portland Estates PLC	8,838,545
900,000	Hammerson PLC	7,262,687
4,624,322	Londonmetric Property PLC	8,224,752
3,210,000	LxB Retail Properties PLC(a)	5,771,588
8,205,015	Regus PLC	20,876,733
3,232,069	Songbird Estates PLC(a)	7,028,747
		60,865,485
United States-34.8%
210,000	AG Mortgage Investment Trust, Inc.(b)	5,432,700
10,323	Alexander’s, Inc.(b)	3,179,381
200,000	Altisource Residential Corp.(a)	3,800,000
614,970	American Capital Agency Corp.(b)	20,484,651
300,000	American Capital Mortgage Investment Corp.(b)	7,968,000
850,000	American Homes 4 Rent(a)(c)(d)	14,413,875
100,400	Apollo Residential Mortgage, Inc.(b)	2,234,904
30,000	AvalonBay Communities, Inc.	3,991,200
160,485	Brookfield Office Properties, Inc.	2,954,529
6,888	Brookfield Property Partners LP(a)	152,087
50,000	Camden Property Trust	3,617,000
404,353	CBL & Associates Properties, Inc.	9,761,081
965,507	Colony Financial, Inc.(b)	21,530,806
150,000	Corrections Corp. of America	5,430,000
101,974	DiamondRock Hospitality Co.	1,017,701
95,748	Digital Realty Trust, Inc.(b)	6,752,149
410,569	Host Hotels & Resorts, Inc.	7,501,096
880,000	Invesco Mortgage Capital, Inc.	18,832,000
1,882,000	MFA Financial, Inc.	17,446,140

Shares	Security Description	Value

United States-Continued
700,000	Newcastle Investment Corp.(b)	$7,931,000
352,375	Ocwen Financial Corp.(a)	12,889,877
233,572	ProLogis, Inc.	9,798,345
60,000	Realogy Holdings Corp.(a)	2,880,000
50,000	Ryland Group, Inc.	2,253,000
145,742	Simon Property Group, Inc.	25,952,278
210,000	Starwood Hotels & Resorts Worldwide, Inc.(b)	13,549,200
546,944	Starwood Property Trust, Inc.	15,035,491
28,917	Taubman Centers, Inc.	2,472,693
50,000	The Howard Hughes Corp.(a)(b)	4,719,000
996,931	Two Harbors Investment Corp.	11,943,233
		265,923,417

TOTAL COMMON STOCKS (Cost $592,168,092)		798,611,916

EQUITY-LINKED STRUCTURED NOTES-0.6%
India-0.5%
850,000	Phoenix Mills, Ltd.-Merrill Lynch & Co., Inc.	4,275,638
Sweden-0.1%
25,000	NCC AB-Morgan Stanley BV	592,111

TOTAL EQUITY-LINKED STRUCTURED NOTES (Cost $3,430,462)		4,867,749

TOTAL INVESTMENTS (Cost $595,598,554)—105.0%		803,479,665

LIABILITIES IN EXCESS OF OTHER ASSETS—5.0%		(38,493,632)

TOTAL NET ASSETS 100.0%		$764,986,033

Percentages are stated as a percent of net assets.
(a)	Non-income producing security
(b)	All or a portion of the security is available to serve as collateral on the outstanding loans.
(c)	Illiquid security.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2013, securities restricted under Rule 144A had a total value of $14,413,875 which comprised 1.9% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

12

Schedule of Portfolio Investments
April 30, 2013 (Unaudited)

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Anonim Sirketi is the Turkish term for joint stock company.

BHD - Malaysian equivalent to incorporated.

BV - Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

PCL - Public Company Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S de RL de CV - Sociedad de Responsabilidad de Capital Variable is the Spanish equivalent to Limited Liability Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2013	13

Statement of Assets and Liabilities
April 30, 2013 (Unaudited)

ASSETS

Investments, at value(1)	$803,479,665
Receivable for investment securities sold	42,786,145
Dividends receivable	3,476,705
Prepaid and other assets	103,952
Total Assets	849,846,467

LIABILITIES

Loan payable (Note 7)	67,142,665
Interest on loan payable	4,022
Payable for investment securities purchased	16,469,455
Payable for distributions to shareholders	385,599
Payable to custodian	12
Unrealized depreciation on forward currency contracts	57,318
Accrued expenses and other liabilities:
Investment advisory fees	674,169
Administrative fees	9,614
Compliance fees	16,890
Other	100,690
Total Liabilities	84,860,434
Net Assets	$764,986,033

NET ASSETS REPRESENTED BY

Paid-in-capital	$1,823,747,286
Distributions in excess of net investment income	(39,009,616)
Accumulated net realized loss on investments and foreign currency transactions	(1,227,549,288)
Net unrealized appreciation on investments and foreign currency translations	207,797,651
Net Assets	$764,986,033
Net asset value
Net assets	$764,986,033
Shares of beneficial interest issued and outstanding	85,956,569
Net asset value per share	$8.90
(1) Total cost of investments	$595,598,554

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations
For the Six Months Ended April 30, 2013 (Unaudited)

INVESTMENT INCOME

Dividends	$18,395,084
Less: Foreign taxes withheld	(544,518)
Interest	$274
Total Income	17,850,840

EXPENSES

Investment advisory fee (Note 4)	3,661,246
Interest on loan (Note 7)	185,816
Printing and mailing fees	132,718
Administration fee (Note 4)	73,225
Legal fees	59,489
Audit and tax fees	48,887
NYSE fees	47,013
Trustee fees	33,289
Compliance fees	32,763
Accounting and custody fees	30,013
Insurance fees	14,499
Miscellaneous fees	163,458
Total Expenses	4,482,416
Net Investment Income	13,368,424

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on:
Investments	22,736,250
Foreign currency transactions	(164,752)
Net realized gain (loss) on investments and foreign currency	22,571,498
Change in net unrealized appreciation/depreciation from:
Investments	88,571,327
Foreign currency translations	(8,847)
Change in net unrealized appreciation/depreciation of investments and foreign currency	88,562,480
Net gain on investments and foreign currency	111,133,978
Increase in Net Assets from Operations	$124,502,402

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2013	15

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (unaudited)	For the Year Ended October 31, 2012
OPERATIONS

Net investment income	$13,368,424	$29,274,466
Net realized gain (loss) on:
Investments	22,736,250	(4,873,270)
Foreign currency transactions	(164,752)	1,546,098
Change in net unrealized appreciation/(depreciation) from:
Investments	88,571,327	94,252,710
Foreign currency translations	(8,847)	(203,073)
Increase in net assets resulting from operations	124,502,402	119,996,931

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 6)

From net investment income	(25,786,971)	(40,781,202)
Tax return of capital	—	(18,707,535)
Net decrease in net assets from distributions to shareholders	(25,786,971)	(59,488,737)

CAPITAL SHARE TRANSACTIONS

Repurchase of shares	—	(152,955,374)
Decrease in net assets from capital share transactions	—	(152,955,374)
Net increase (decrease) in Net Assets	98,715,431	(92,447,180)
Net Assets
Beginning of period	666,270,602	758,717,782
End of period*	$764,986,033	$666,270,602

TRANSACTIONS IN CAPITAL SHARES

Common shares outstanding — beginning of period	85,956,569	109,593,211
Common shares retired	—	(23,636,642)
Common shares outstanding — end of period	85,956,569	85,956,569

*Distributions in excess of net investment income of:	$(39,009,616)	$(26,591,069)

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights
(For a share outstanding throughout the period)

	For the Six Months Ended April 30, 2013 (Unaudited)		For the Year Ended October 31, 2012	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010		For the Year Ended October 31, 2009		For the Period Ended October 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$7.75		$6.92	$8.43		$7.26		$5.00		$18.04
Income (loss) from investment operations:
Net investment income	0.16		0.16	0.34		0.37		0.53		1.41
Net realized and unrealized gain (loss)	1.29		1.27	(1.08)		1.45		2.28		(12.93)
Total from investment operations	1.45		1.43	(0.74)		1.82		2.81		(11.52)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.30)		(0.41)	(0.60)		(0.65)		(0.55)		(1.27)
Tax return of capital	—		(0.19)	(0.17)		—		—		(0.25)
Total distributions	(0.30)		(0.60)	(0.77)		(0.65)		(0.55)		(1.52)
Net asset value per share, end of period	$8.90		$7.75	$6.92		$8.43		$7.26		$5.00
Per share market value, end of period	$8.63		$7.32	$6.01		$7.04		$5.79		$4.45

Total return based on:
Net Asset Value(1)	19.29	%(4)	22.87%	(8.21)%		28.31%		66.15%		(67.74)%
Market Value(1)	22.47	%(4)	33.62%	(4.54)%		34.36%		48.89%		(67.03)%

RATIOS/SUPPLEMENTAL DATA

Net Assets at end of period (000)	$764,986		$666,271	$758,718		$889,753		$766,196		$530,868
Ratio of total expenses to average net assets(2)	1.28	%(3)	1.29%	1.29%		1.37%		1.34%		1.44%
Ratio of net investment income to average net assets	3.82	%(3)	4.13%	4.06%		4.97%		9.88%		11.41%
Portfolio turnover rate	22	%(4)	59%	67	%(5)	115	%(5)	153	%(5)	263	%(5)

Borrowing at End of Period
Aggregate Amount Outstanding (000)	$67,143		N/A	$45,570		N/A		$18,610		$17,974
Asset Coverage Per $1,000	$12,393		N/A	$17,650		N/A		$42,171		$30,535

(1)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(2)	Ratio of total expenses to average net assets excluding interest expense was 1.23% for the six months ended April 30, 2013 and 1.27%, 1.25%, 1.32%, 1.33% and 1.29% for the years ended October 31, 2012, 2011, 2010, 2009, and 2008 respectively.
(3)	Annualized.
(4)	Not Annualized.
(5)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2013	17

Notes to Financial Statements
April 30, 2013 (Unaudited)

1. ORGANIZATION:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Board of Trustees authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black Scholes method.

Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE, the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

18

Notes to Financial Statements
April 30, 2013 (Unaudited)

Level 1 -	Quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2013:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total Value
Common Stocks
Australia	$22,574,147	$—	$—	$22,574,147
Belgium	4,576,535	—	—	4,576,535
Brazil	110,656,621	—	—	110,656,621
Canada	2,389,000	—	—	2,389,000
Chile	6,151,066	—	—	6,151,066
China	18,133,827	—	—	18,133,827
France	25,807,871	—	—	25,807,871
Germany	8,114,013	—	—	8,114,013
Hong Kong	14,422,003	—	—	14,422,003
India	4,490,989	—	—	4,490,989
Japan	94,872,125	—	—	94,872,125
Malaysia	4,026,295	—	—	4,026,295
Mexico	22,725,358	—	—	22,725,358
Philippines	18,218,254	—	—	18,218,254
Singapore	64,100,180	—	—	64,100,180
Sweden	19,721,645	—	—	19,721,645
Thailand	—	22,152,126	—	22,152,126
Turkey	8,690,959	—	—	8,690,959
United Kingdom	60,865,485	—	—	60,865,485
United States	251,509,542	—	14,413,875	265,923,417
Equity-Linked Structured Notes	—	4,867,749	—	4,867,749
Total	$762,045,915	$27,019,875	$14,413,875	$803,479,665

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	$—	$(57,318)	$—	$(57,318)

For the period ended April 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

Semi-Annual Report (Unaudited) | April 30, 2013	19

Notes to Financial Statements
April 30, 2013 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of October 31, 2012	$—
Realized gain (loss)	—
Change in unrealized appreciation*	1,413,875
Purchases	13,000,000
Sales	—
Transfers in to Level 3**	—
Transfers out of Level 3**	—
Balance as of April 30, 2013	$14,413,875
Change in net unrealized appreciation on level 3 holdings held at period end	$1,413,875
*	Statement of Operations Location: Change in net unrealized appreciation/depreciation on investments.
**	The Fund recognizes transfers as of the beginning of the year.

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 investment, as of April 30, 2013:

Asset	Fair Value at 4/30/13	Valuation Technique(s)	Significant Unobservable Input(s)	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:
Common Stocks	$14,413,875*	Discount on last transaction	Liquidity Discount	5%	5%	Fair Value would Decrease

*	Represents a single security, as of April 30, 2013. As a result, the range of values and weighted average for each unobservable input refer to a single value.

The significant unobservable input used in the fair value measurement of common stocks is the liquidity discount. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Federal and Other Income Taxes: It is the Fund’s policy to comply with the Federal income and excise tax requirement of the Internal Revenue Code of 1986 (the “Code”), as amended applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income or state tax provision is required. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue. As of April 30, 2013, open Federal and New York tax years include the tax years ended October 31, 2009 through 2012.

Reclassification: GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Distributions to Shareholders: On July 5, 2011, the Fund, acting in accordance with an exemptive order received from the SEC and with approval of the Board of Trustees, adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy, the Fund can now include long-term capital gains in its distribution as frequently as

20

Notes to Financial Statements
April 30, 2013 (Unaudited)

twelve times a year. The Board of Trustees views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board of Trustees from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statement of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund held the following currency contracts as of April 30, 2013:

Description	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Loss
Contracts Sold:
Japanese Yen	07/30/13	4,700,000,000 JPY	$48,179,186	$48,236,503	$(57,318)

Semi-Annual Report (Unaudited) | April 30, 2013	21

Notes to Financial Statements
April 30, 2013 (Unaudited)

During the six months ended April 30, 2013, the Fund entered into one forward currency contract and recorded a net change in unrealized depreciation of $57,318.

Derivative Instruments and Hedging Activities:

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the six months ended April 30, 2013. The first table provides additional detail about the amounts and sources of unrealized appreciation/depreciation on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain and the change in unrealized appreciation/depreciation resulting from the Fund’s derivatives and hedging activities during the period.

The effect of derivative instruments on the Statements of Assets and Liabilities as of April 30, 2013:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Depreciation
Foreign Exchange Risk	Unrealized depreciation on forward currency contracts	$(57,318)

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013:

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Unrealized Depreciation
Foreign Exchange Risk	Change in net unrealized depreciation on foreign currency translations	$—	$(57,318)

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2013 are as follows:

Purchases	Sales
$196,545,301	$165,191,510

The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2013.

4. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the

Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration Agreement with the fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

5. CAPITAL TRANSACTIONS:

The Fund, in accordance with its tender offer for up to 21,489,143 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $6.47 per share (95% of the net asset value per share of $6.81 on June 18, 2012). The shares purchased represented 20% of the Fund’s then outstanding shares.

On February 8, 2012, the Board announced a Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 10% of the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. Under the Repurchase Plan, the Adviser purchased 2,147,499 shares at an average price of $6.511, including commissions in the amount of $42,950. The Repurchase Plan expired on October 31, 2012. The Fund suspended purchases of common shares in the open market in connection with the tender offer the Fund commenced on May 17, 2012.

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2012 was as follows:

Distributions paid from:
Ordinary Income	$40,781,202
Return of Capital	18,707,535
Total	$59,488,737

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2012, the effects of certain differences were reclassified. The Fund increased undistributed net investment

22

Notes to Financial Statements
April 30, 2013 (Unaudited)

income by $38,648,692, decreased accumulated net realized loss by $(18,841,402) and decreased paid in capital by $(19,807,290). These differences were primarily due to the differing tax treatment of foreign currency, and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2012, the Fund had available for tax purposes unused capital loss carryovers of $78,724,245, expiring October 31, 2015, unused capital loss carryovers of $661,143,094, expiring October 31, 2016, unused capital loss carryovers of $369,610,833, expiring October 31, 2017, unused capital loss carryovers of $67,561,774, expiring October 31, 2018, and unused capital loss carryovers of $31,540,996, expiring October 31, 2019.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2012 with no expiration are as follows:

Short Term	Long Term
$21,088,847	$12,045,766

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	$(1,241,715,555)
Unrealized Appreciation	84,238,871
Total	$(1,157,476,684)

As of April 30, 2013, net unrealized appreciation/(depreciation) of investments based on Federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$247,033,258
Gross depreciation on investments (excess of tax cost over value)	(39,152,147)
Net unrealized appreciation	207,881,111
Cost of investments for income tax purposes	$595,598,554

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. LINE OF CREDIT:

On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides for secured, uncommitted lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the Fund is permitted to borrow up to 10% of the managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2013, the amount available for investment purposes was $17,841,973. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the six months ended April 30, 2013, the average borrowing by the Fund was $33,479,596 with an average rate on borrowings of 1.10%. Interest expense related to the loan for the six months ended April 30, 2013 was $185,816. At April 30, 2013 the outstanding loan for the Fund was $67,142,665. The line of credit outstanding as of April 30, 2013 approximates fair value and would be categorized at Level 2.

8. RECENT ACCOUNTING PRONOUNCEMENT:

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9. SUBSEQUENT EVENTS:

Distributions: The Fund paid a distribution of $4,297,829 or $0.05 per common share on May 31, 2013 to common shareholders of record on May 23, 2013.

The Fund will also pay a distribution of $0.05 per common share payable on June 28, 2013 to common shareholders of record on June 21, 2013.

Semi-Annual Report (Unaudited) | April 30, 2013	23

Additional Information (unaudited)
April 30, 2013

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (“Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the comon shares trade on an “ex-

dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have

24

Additional Information (unaudited)
April 30, 2013

received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services Inc. c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

Approval of Investment Management Agreement

In the weeks leading up to the Meeting of the Board of Trustees on March 12-13, 2013, the Independent Trustees reviewed materials (“15(c) Materials”) provided by the Adviser relating to the Advisory Contracts. The 15(c) Materials responded to information requested by the Independent Trustees, through independent legal counsel, which the Trustees discussed with the Adviser at the meeting. In reviewing the Agreement, the Independent Trustees considered various factors, including among other things (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreement reflect these economies of scale.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds, the 15(c) Materials provided at and prior to the meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreement, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s Senior Management, including those individuals responsible for the investment, operations and compliance with respect to the Funds’ investments, and the responsibilities of the investment, operations and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon all the materials provided throughout the year, including the 15(c) Materials, and their knowledge of the business of the Adviser formed through meetings with Portfolio Managers among others, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. The Chief Financial Officer directed the Trustees to the summary of the Morningstar Report and noted the performance and expense highlights of the Funds. In assessing the quality of the portfolio management, the Independent Trustees were able to compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds and specifically to address the bottom quartile performance of certain of the Funds for the three and five years ended December 31, 2012, including, depending on the Fund, changes to the portfolio management team, increased investment in analytical, investment and research tools for portfolio management and enhancements to the risk management process. The Independent Trustees noted that the performance of certain of these Funds had recently improved, but acknowledged that they will continue to closely monitor these Funds for further improvement. The Independent Trustees also reviewed a summary of certain Fund expenses against those of peer and category groups. For certain of the Funds, they noted that higher expenses relative to peer and category groups were due to the small size of a Fund or its decline in assets. In other instances, the net expenses exceeded the peer group and category medians largely due to an advisory fee higher than the category median. The Independent Trustees considered the use of Adviser assets to potentially benefit shareholders over time through the hiring of additional analysts, operations and compliance staff over the past five years, enhancements to portfolio management and research teams and provision of additional risk and analytic tools for portfolio management. The Independent Trustees concluded on balance that the fees to the Adviser were fair and equitable.

The Independent Trustees also considered the profitability of the advisory arrangements with the Adviser. The Independent Trustees were provided with data on the Funds’ profitability generally and on the profitability of each Fund. The Independent Trustees also examined the expense limitation agreement in place and any other expense subsidization undertaken by the Adviser, as well as each Funds’ brokerage and commissions, commission sharing agreement

Semi-Annual Report (Unaudited) | April 30, 2013	25

Additional Information (unaudited)
April 30, 2013

and the open-end Funds’ payments to intermediaries whose customers invest in the Funds. After discussion and analysis, the Independent Trustees concluded that the profitability was in no instance such as to render any advisory fee excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their Counsel, including, among others, expense information, organization charts and advisory fee breakpoints. Further, the Independent Trustees had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, those benefits are not so significant as to render the Adviser’s fees excessive.

On the basis of their ongoing discussions with Management and their analysis of information provided prior to and at the meeting, the Independent Trustees determined that the nature of the Funds and their operations, particularly the open-end Funds, is such that economies of scale may be realized as the Funds grow in size.

The Independent Trustees approved the continuance of the Funds’ Agreement with Adviser after weighing the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser had and was taking appropriate steps to address performance issues affecting certain Funds. As to the Adviser’s fees, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable. Accordingly, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreement for one year.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for year ended October 31, 2012, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	1.23%
Qualified Dividend Income	12.43%

SHAREHOLDER MEETING

On May 21, 2013, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two Trustees to the Board of Trustees of the Fund and to conduct other business. The results of the proposals reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Messrs. James A. Jacobson and H. Guy Leibler as Trustees to the Board of Trustees for a term of three years to expire at the 2016 Annual Meeting or until his successor has been duly elected and qualified.

James A. Jacobson
For	96.87%
Withheld	3.13%

H. Guy Leibler
For	96.48%
Withheld	3.52%

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	74.54%
Against	23.70%
Abstain	1.76%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

26

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Investment Adviser

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &
Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
500 College Road East
Princeton, NJ 08540

Fund Counsel

Willkie Farr & Gallagher
787 7th Ave.

New York, NY 10019

INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Notices to shareholders regarding the Fund’s distributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 1, 2013